UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 3, 2019

BRIDGE BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001‑34096	11‑2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537‑1000
(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BDGE	NASDAQ STOCK MARKET, LLC

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2019, Bridge Bancorp, Inc.’s shareholders approved the Bridge Bancorp, Inc. 2019 Equity Incentive Plan.  A description of the material terms of the Bridge Bancorp, Inc. 2019 Equity Incentive Plan is contained in the Proxy Statement filed with the Securities and Exchange Commission on April 1, 2019 and the additional definitive proxy soliciting materials filed on April 5, 2019.  The description of the Bridge Bancorp, Inc. 2019 Equity Incentive Plan is qualified in its entirety by reference to the plan document attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 5.02.

Item 5.07Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Shareholders was held on May 3, 2019.
(b)

The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in Bridge Bancorp, Inc.’s Proxy Statement filed with the Securities and Exchange Commission on April 1, 2019 and the additional definitive proxy soliciting materials filed on April 5, 2019.  The final results of the shareholder votes are as follows:

Proposal 1 – Election of Directors

The shareholders elected four directors to Bridge Bancorp, Inc.’s Board of Directors, each for a term of three years, as follows:

	For	Withheld	Broker Non-Votes
Marcia Z. Hefter	13,724,557	206,869	3,816,377
Emanuel Arturi	13,712,649	218,777	3,816,377
Rudolph J. Santoro	13,287,979	643,447	3,816,377
Daniel Rubin	13,794,222	137,204	3,816,377

Proposal 2 – Advisory, non-binding vote to approve executive compensation described in the Proxy Statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement, as follows:

For	13,140,709
Against	533,063
Abstain	257,654
Broker non-votes	3,816,377

Proposal 3 – Approval of the Bridge Bancorp, Inc. 2019 Equity Incentive Plan

The shareholders approved the proposal regarding the Bridge Bancorp, Inc. 2019 Equity Incentive Plan, as follows:

For	13,306,435
Against	366,694
Abstain	258,297
Broker non-votes	3,816,377

Proposal 4 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

The shareholders approved the ratification of Crowe LLP as Bridge Bancorp, Inc.’s independent registered public accounting firm for the year ending December 31, 2019, as follows:

For	17,595,945
Against	83,934
Abstain	67,924
Broker non-votes	—

Item 9.01Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

   Exhibit No.Exhibit Description

   10.1Bridge Bancorp, Inc. 2019 Equity Incentive Plan (incorporated by reference to Appendix A to Bridge Bancorp, Inc.’s Definitive Proxy Statement, File No. 001-34096, filed April 1, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRIDGE BANCORP, INC.

DATE: May 6, 2019	By:	/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer